RISK MANAGEMENT - Interest Rate Benchmark Reform (Details) - COP ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023
Assets
Loans	$ 263,274,170	$ 237,728,544
Derivative financial assets	2,938,142	6,252,270
TOTAL ASSETS	372,215,382	342,928,809
Liabilities
Time deposits	109,760,722	98,686,516
TOTAL LIABILITIES	327,631,107	303,879,080
USD LIBOR
Assets
Loans	1,890	66,351
Bonds	0	0
Derivative financial assets	0	0
TOTAL ASSETS	1,890	66,351
Liabilities
Loans	0	323
Time deposits	0	6,750
TOTAL LIABILITIES	$ 0	$ 7,073